SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 28, 1997
                                                          ---------------
                           Summit Tax Exempt L.P. III
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Delaware (Limited Partnership)
                         ------------------------------
                 (State or other Jurisdiction of Incorporation)


            0-16816                                  13-3442249
            -------                                  ----------
     (Commission File Number)            (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------
                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events
           ------------

     On August 28, 1997, the United States District Court for the Southern District of New York (the "Court") approved the settlement (the "Settlement") of the class action litigation relating to Summit Tax Exempt L.P. III (the "Partnership") against Related Tax Exempt Bond Associates III, Inc. (the "Related General Partner") and certain of its affiliates (In re Prudential Securities Inc. Limited Partnership Litigation, MDL No. 1005). As part of the Settlement the Court approved the consolidation (the "Consolidation") of the Partnership with Summit Tax Exempt Bond Fund, L.P. and Summit Tax Exempt L.P. II (collectively with the Partnership, the "Partnerships"), two other limited partnerships co-sponsored by affiliates of the Related General Partner and Prudential-Bache Properties, Inc. (the "P-B General Partner"). The new entity will be Charter Municipal Mortgage Acceptance Company, a Delaware business trust, (the "Business Trust") which will have similar business objectives and portfolio characteristics to the Partnership. The Business Trust will engage an affiliate of the Related General Partner to manage its day to day affairs (the "Manager").


     The Business Trust has been approved for listing subject to notice of issuance on the American Stock Exchange under the symbol "CHC". The Business Trust is an open-ended, infinite life entity formed to originate, acquire and hold for investment, tax exempt bonds, the proceeds of which will finance and refinance the development and ownership of multifamily housing on a national basis. The Business Trust will initially hold investments in 33 tax exempt bonds presently owned by the Partnerships and will initially have a net asset value of approximately $308.8 million.

     As part of the Consolidation, the Manager will acquire the general partner interest of the P-B General Partner and will contribute one half of such interest back to the Partnership.

     The Consolidation and commencement of trading of shares of the Business Trust is expected to occur in October of 1997, although no assurance can be given regarding the exact timing of such events.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).     Financial Statements
         --------------------
         Not Applicable

(b).     Pro Forma Financial Information
         -------------------------------
         Not Applicable

(c).     Exhibits
         --------
         None


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 Summit Tax Exempt L.P. III
                                 (Registrant)


                                 By: Related Tax Exempt Bond Associates III,
                                 Inc., A Delaware Corporation, General Partner

                                 BY: /s/ Stuart J. Boesky
                                     ------------------------
                                     Stuart J. Boesky
                                     Senior Vice President


September 16, 1997



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